Supplement Dated May 1, 2025

(for Applications signed (or purchases under a RightTime option) on or after January 10, 2022) to the

Prospectuses dated May 1, 2025 for Protective Variable Annuity II B Series contracts

Issued by

Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Rate Sheet Prospectus Supplement should be read carefully and retained with the Prospectus dated May 1, 2025, for the Protective Variable Annuity II B Series variable annuity. You may obtain a current Prospectus by calling 1-800-456-6330.

This Rate Sheet Prospectus Supplement provides the current SecurePay Fee as described in the “PROTECTED LIFETIME INCOME BENEFITS - SecurePay Fee” section of the Prospectus. It also describes the current Maximum Withdrawal Percentage under the SecurePay 5 living benefit rider as described in the “PROTECTED LIFETIME INCOME BENEFITS - Determining the Amount of Your SecurePay Withdrawals” section of the Prospectus. This Supplement must be used in conjunction with an effective Protective Variable Annuity II B Series variable annuity Prospectus.

The Rate Sheet Prospectus Supplement and rates below are effective until superseded by a subsequent Rate Sheet Prospectus Supplement. For applications signed (or purchases under a RightTime option) on or after January 10, 2022, and that we receive in Good Order, we will apply the rates in this supplement up until 10 calendar days after we issue a new rate sheet supplement.  We must also receive at least the minimum initial Purchase Payment ($5,000) within the ten calendar days. No new Rate Sheet Prospectus Supplement that supersedes a prior Rate Sheet Prospectus Supplement will become effective unless it is filed at least 10 business days before the effective date of the new Rate Sheet Prospectus Supplement. Any new Rate Sheet Prospectus Supplement will be sent to existing Contract Owners and can be obtained as outlined below.

Before submitting your application for a Protective Variable Annuity II B Series variable annuity, please obtain a current Rate Sheet Prospectus Supplement. To obtain a current Rate Sheet Prospectus Supplement:

●	Contact your financial advisor

●	Contact us toll-free at 1-800-456-6330

●	Go to www.protective.com/productprospectus

●	Go to www.sec.gov under File No. 333-201919.

SECUREPAY FEE

The current SecurePay Fee applicable to your Contract is as follows:

Purchase of SecurePay 5 rider at Contract Purchase (as an annualized percentage of the Benefit Base)	1.20%
Purchase of SecurePay 5 rider under RightTime (as an annualized percentage of the Benefit Base)	1.30%

The Roll-up Percentage and the Maximum Withdrawal Percentage applicable to your Contract will not change for the life of your Contract.

ROLL-UP PERCENTAGE

5.00% (as a percentage of the Benefit Base)

MAXIMUM WITHDRAWAL PERCENTAGE

Age of (Younger) Covered Person on the Benefit Election Date	(One Covered Person) Withdrawal Percentage (as a percentage of the Benefit Base)	(Two Covered Persons) Withdrawal Percentage (as a percentage of the Benefit Base)
At least 60 but less than 65 years old	4.15%	3.65%
At least 65 but less than 67 years old	4.90%	4.40%
At least 67 but less than 70 years old	5.15%	4.65%
At least 70 but less than 72 years old	5.45%	4.95%
At least 72 or more	5.70%	5.20%

If you have any questions regarding this Rate Sheet Prospectus Supplement, please contact your financial advisor or us toll free at 1-800-456-6330. Please keep this Rate Sheet Prospectus Supplement for future reference.

Summary Prospectus for New Investors
May 1, 2025
Protective Variable Annuity II B Series	Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202‑0648 Telephone: 1‑800‑456‑6330 Fax: 205‑268‑6479 www.protective.com
This Summary Prospectus summarizes key features of the Protective Variable Annuity II B Series Variable Annuity Contract (the “Contract”). You should read this Summary Prospectus carefully, particularly the section titled Important Information You Should Consider About the Contract. The Contract is a complex investment and involves risks, including potential loss of principal. Withdrawals could result in surrender charges, taxes, and tax penalties.
Before you invest, you should review the current Prospectus for the Protective Variable Annuity II B Series Variable Annuity Contract (the “Prospectus”), which contains more information about the Contract, including its features, benefits, and risks. You can find the prospectus and other information about the Contract online at www.protective.com/productprospectus. You can also obtain this information at no cost by calling 1-800-456-6330 or by sending an email request to prospectus@protective.com.
YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS OF RECEIVING IT
WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Protective Life Insurance Company’s obligations under the Contract are subject to its financial strength and claims-paying ability.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT	12
ADDITIONAL INFORMATION ABOUT FEES	13
APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	17

SPECIAL TERMS
“We”, “us”, “our”, “Protective Life”, and “Company”  refer to Protective Life Insurance Company. “You”, “your” and “Owner” refer to the person(s) who has been issued a Contract.
Administrative Office Protective Life Insurance Company, P.O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).
Accumulation Phase The phase of your Contract where you make Purchase Payments and invest those payments seeking to increase your Contract Value.
Annual Withdrawal Amount or AWA The maximum amount that may be withdrawn from the Contract under the SecurePay 5 rider each Contract Year after the Benefit Election Date without reducing the Benefit Base.
Annuity Date The date as of which the Annuity Value is applied to an Annuity Option.
Benefit Base If you select a SecurePay rider, the Benefit Base is used to determine the amount available to withdraw under the rider.
Benefit Election Date The date you choose to start your SecurePay Withdrawals.
Contract Anniversary The same month and day as the Issue Date in each subsequent year of the Contract.
Contract Value  Before the Annuity Date, the sum of the Variable Account value and the Guaranteed Account value.
Contract Year Any period of 12 months commencing with the Issue Date or any Contract Anniversary.
DCA Dollar cost averaging.
DCA Accounts A part of the Guaranteed Account, but separate from the Fixed Account. The DCA Accounts are designed to transfer amounts to the Sub-Accounts of the Variable Account systematically over a designated period.
Death Benefit The amount we pay to the beneficiary if an Owner dies before the Annuity Date.
Excess Withdrawals Any portion of a withdrawal that, when aggregated with all prior withdrawals during a Contract Year, exceeds the maximum withdrawal amount permitted under one of the Protected Lifetime Income Benefits.
Fixed Account A part of the Guaranteed Account, but separate from the DCA Accounts. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.
Fund Any investment portfolio in which a corresponding Sub-Account invests.
Good Order (“good order”) A request or transaction generally is considered in “Good Order” if we receive it in our Administrative Office within the time limits, if any, prescribed in the Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Options affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.
Guaranteed Account The Fixed Account, the DCA Accounts and any other Investment Option we may offer with interest rate guarantees.
Investment Option Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Issue Date The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.
Monthly Anniversary Date The same day each month as the Issue Date, or the last day of any month that does not have the same day as the Issue Date.
Owner The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.
Payout Phase The phase of your Contract after you elect to convert your Contract Value into a stream of income payments.
Protected Lifetime Income Benefits The optional SecurePay 5 and Protective Income Manager benefits offered with the Contract.
Purchase Payment The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.
Qualified Contracts Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.
Quarterly Anniversary The same month and day as the Contract Issue Date in each calendar quarter prior to the Annuity Date. If any Quarterly Anniversary is not a Valuation Date, we will calculate the quarterly value as of the next Valuation Period. If, however, a Quarterly Anniversary does not occur during a month, then we will calculate that quarterly value as of the prior Valuation Date.
Rider Issue Date The date a Protected Lifetime Income Benefit rider is issued.
Sub-Account A separate division of the Variable Account.
Surrender Charge A declining charge that is deducted from the Contract Value each time a withdrawal or partial surrender is made during the first 7 years following each purchase payment.
Valuation Date Each day on which the New York Stock Exchange is open for business.
Variable Account The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

OVERVIEW OF THE VARIABLE ANNUITY CONTRACT
Q: What is this Contract, and what is it designed to do?
A: The Protective Variable Annuity II B Series Contract is designed to provide long-term accumulation of assets through investments in a variety of Investment Options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds, and may not be appropriate for you if you do not have a long-term investment horizon.
Q: How do I accumulate assets in this Contract and receive income from the Contract?
A: Your Contract has two phases: 1) an accumulation (savings) phase: and 2) a payout (income) phase.
1.
Accumulation (Savings) Phase

To help you accumulate assets, you can invest your Purchase Payments in:
•
Funds (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and

•
The Fixed Account option, which offers a guaranteed interest rate during a selected period.

Additional information about the Funds in which you can invest is provided in the back of this Summary Prospectus. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
2.
Payout (Income) Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called annuity payments) from the Company, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the Investment Options you select. Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.
Q: What are the primary features and options that this Contract offers?
A: Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay surrender charges and income taxes, including an additional tax if you are younger than age 59½).
Tax treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed when: (1) you make a withdrawal or (2) you receive an income payment from the Contract. Your beneficiary is taxed upon payment of a death benefit. For more information, see “Federal Tax Matters”.
Death benefits. Your Contract includes a basic death benefit, the Return of Purchase Payments Death Benefit, that will pay your designated beneficiaries the greater of  (1) the Contract Value, or (2) sum of your Purchase Payments less an adjustment for each withdrawal. You can purchase optional death benefits for an additional fee. These death benefits may increase the amount of money payable to your beneficiaries upon your death.
Optional benefits that occur during your lifetime. For an additional fee, you can purchase a Protected Lifetime Income Benefit rider (the SecurePay 5 rider) to help protect your retirement income from declining markets and/or provide income guarantees to help protect you from outliving your assets, while still maintaining access to your money.
Portfolio rebalancing and dollar cost averaging. At no additional charge, you may select portfolio rebalancing, which automatically rebalances the Sub-Accounts you select to maintain your chosen percentage allocation of Variable Account value among the Sub-Accounts. Alternatively, at no additional charge, you may select dollar cost averaging (DCA), which automatically transfers a specific amount of money from the DCA Account or the Fixed Account to the Sub-Accounts you have selected, at set intervals over a specific period of time.
Automatic withdrawals. You may make pre-authorized withdrawals of a level dollar amount from the Contract on a monthly or quarterly basis before the Annuity Date. There is no charge for the automatic withdrawal program. However, if, during a Contract Year, the amount of the withdrawals exceeds the annual free withdrawal amount, we will deduct a surrender charge. You may also have to pay income taxes, including a 10% additional tax if you are younger than age 59½.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you surrender or make a withdrawal from your Contract within seven (7) years following your last Purchase Payment and before the Annuity Date, you will be assessed a surrender charge of up to 7% on the amount of the withdrawal minus the annual free withdrawal amount. The surrender charge starts at 7% and declines to 0% over seven (7) years.
For example, assume you purchased a Contract with a single Purchase Payment of $100,000 and surrendered the Contract during the first Contract Year. Your free withdrawal amount is $10,000 (10% x $100,000) and is not subject to a surrender charge. You will be assessed a surrender charge of up to $6,300 (7% x $90,000) on the remaining amount of your surrender request.
For additional information about charges for surrenders and early withdrawals, see “CHARGES AND DEDUCTIONS – Surrender Charge (Contingent Deferred Sales Charge)” and “FEE TABLE -- Transactions Expenses” in the Prospectus.

Are There Transaction Charges?
Yes. In addition to surrender charges, you may also be assessed a fee for each transfer after the first 12 transfers in a Contract Year, and a SecurePay Medical Evaluation Fee if you request an increase in the Annual Withdrawal Amount under a SecurePay rider. Currently, we do not assess a charge for transfers.
For additional information about transaction charges, see “FEE TABLE – Transaction Expenses” and “CHARGES AND DEDUCTIONS” in the Prospectus.

Are There Ongoing Fees and Expenses (annual charges)?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base contract (1)	1.32%	1.32%
Investment options (Fund fees and expenses) (2)	0.34%	2.675%
Optional benefits available for an additional charge
Maximum Anniversary Value Death Benefit Fee (3)	0.20%	0.20%
Maximum Quarterly Value Death Benefit Fee (for Contracts issued on or after May 1, 2016) (3)	0.25%	0.25%
SecurePay 5 rider (4)
At Contract Purchase	1.20%	2.00%
Under RightTime Option	1.30%	2.20%

(1)
We calculate the Base Contract fee by dividing the total amount we receive from the annual contract maintenance fee, the mortality and expense risk charge and the administration charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.

(2)
As a percentage of Fund assets.

(3)
As an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date.

(4)
As an annualized percentage of the Benefit Base on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date following election of the rider.

Because your Contract is customizable, the options and benefits you choose can affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. These estimates assume that you do not take any withdrawals from the Contract, which could add surrender charges, that substantially increase costs.
Lowest Annual Cost: $1,698	Highest Annual Cost: $5,482
Assumes:	Assumes:
• Investment of $100,000 • 5% annual appreciation • Least expensive combination of Fund fees and expenses • No optional benefits • No additional Purchase Payments, transfers or withdrawals	• Investment of $100,000 • 5% annual appreciation • Most expensive combination of optional benefits and Fund fees and expenses • No additional Purchase Payments, transfers, or withdrawals
For additional information about annual charges, see “FEE TABLE” and “CHARGES AND DEDUCTIONS” in the Prospectus.
RISKS
Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in this Contract, including loss of principal.
For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.

Is this a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Although you are permitted to take withdrawals or surrender the Contract, surrender charges and federal and state income taxes may apply.
Surrender charges may apply for up to seven (7) years following your last Purchase Payment. Withdrawals will reduce your Contract Value and death benefit.
The benefits of tax deferral and living benefit protections also mean the Contract is less beneficial to investors with a short time horizon.
For additional information about the investment profile of the Contract, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “CHARGES AND DEDUCTIONS,” ”FEDERAL TAX MATTERS,” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

What Are the Risks Associated with the Investment Options?
An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract.
Each Investment Option (including the Guaranteed Account) has its own unique risks.
You should review the prospectuses for the available Funds and consult with your financial professional before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Guaranteed Account), guarantees, or benefits under the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” and “THE COMPANY, VARIABLE ACCOUNT AND FUNDS” in the Prospectus.

RESTRICTIONS
Are There Restrictions on theInvestment Options?
Yes. Currently, there is no charge when you transfer Contract Value among Investment Options. However, we reserve the right to charge $25 for each transfer after the first 12 transfers in any Contract Year in the future.
We reserve the right to remove or substitute Funds as Investment Options that are available under the Contract. We also reserve the right to restrict the allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of our Fund selection criteria and/or if a Fund has not attracted significant contract owner assets.
For additional information about Investment Options, see “CHARGES AND DEDUCTIONS – Transfer Fee” and “THE COMPANY, VARIABLE ACCOUNT AND FUNDS – Selection of Funds – Addition, Deletion or Substitution of Investments” in the Prospectus.

Are there any Restrictions on Contract Benefits?
Yes. If you select a Protected Lifetime Income Benefit rider:
•
The Investment Options available to you under the Contract will be limited.

•
You may not make additional Purchase Payments two years or more after the Rider Issue Date or on or after the Benefit Election Date, whichever comes first.

•
Withdrawals from Contract Value that exceed the Annual Withdrawal Amount under the rider may significantly reduce or eliminate the rider benefits.
We may stop offering an optional benefit rider at any time.
If you purchase an optional death benefit, withdrawals may reduce the benefit by an amount greater than the value withdrawn.
For additional information about the optional benefits, see “PROTECTED LIFETIME INCOME BENEFITS” and “DEATH BENEFIT - Selecting a Death Benefit” in the Prospectus.

TAXES
What Are the Contract’s Tax Implications?
You should consult with a qualified tax advisor regarding the federal tax implications of an investment in, payments received under, and other transactions in connection with this Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally, all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a non-Qualified Contract, which includes a surrender, withdrawal, payment of a death benefit, or annuity income payments, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59½. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends.
For additional information about tax implications, see “FEDERAL TAX MATTERS” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
We pay compensation, in the form of commissions, non-cash compensation, and asset-based compensation, to broker-dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to the broker-dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The prospect of receiving, or the receipt of, asset-based compensation may provide broker-dealers and/or their registered representatives with an incentive to recommend initial or continued investment in the Contracts over other variable insurance products (or other investments). You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Contracts.
For additional information about compensation, see “DISTRIBUTION OF THE CONTRACTS” in the Prospectus.

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
For additional information about exchanges, see “TAXATION OF ANNUITIES IN GENERAL – Exchanges of Annuity Contracts” in the Prospectus.

BENEFITS AVAILABLE UNDER THE CONTRACT
Q: Are there benefits I can select that will affect how much money that my beneficiaries or I will receive under the Contract, or otherwise will affect my rights under the Contract? What are the features, costs, and any limitations associated with these other benefits?
A: In addition to the Return of Purchase Payments Death Benefit that is included with your Contract, other optional benefits may also be available to you. The purposes, fees, and restrictions/limitations of these benefits are briefly summarized in the following tables.
Death Benefits
These death benefits are available during the accumulation phase:
Name of Benefit	Purpose	Benefit is Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Return of Purchase Payments Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions, adjusted for withdrawals.	Standard	No charge	• Death Benefit will never be more than the Contract Value plus $1,000,000.
Maximum Anniversary Value Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to the Contract’s greatest anniversary value, adjusted for withdrawals.	Optional	0.20% (as an annualized percentage of the death benefit value on each Monthly Anniversary Date)
•
Available only at purchase.

•
Death Benefit will never be more than the Contract Value plus $1,000,000.

•
It is possible that this Death Benefit will be no greater than the Return of Purchase Payments Death Benefit, for which we do not assess a fee.

•
Withdrawals can reduce the value of the Death Benefit by more than the amount withdrawn.

Name of Benefit	Purpose	Benefit is Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Maximum Quarterly Value Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to the Contract’s greatest quarterly anniversary value, adjusted for withdrawals.	Optional	0.25% (as an annualized percentage of the death benefit value on each Monthly Anniversary Date)
•
Available only at purchase.

•
Death Benefit will never be more than the Contract Value plus $1,000,000.

•
It is possible that this Death Benefit will be no greater than the Return of Purchase Payments Death Benefit, for which we do not assess a fee.

•
Withdrawals can reduce the value of the Death Benefit by more than the amount withdrawn.

Optional Living Benefits
The following table summarizes information about the optional Protected Lifetime Income Benefit available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
SecurePay 5 rider	Provides an Annual Withdrawal Amount that is guaranteed for life, even if Contract Value is reduced to zero.	2.00%* (if selected at Contract purchase) 2.20%* (under RightTime option) * (Fee is calculated as an annualized percentage of the Benefit Base)	See Rate Sheet Prospectus Supplement* * (Fee is calculated as an annualized percentage of the Benefit Base)
•
Benefit limits available Investment Options.

•
No Purchase Payments two years or more after Rider Issue Date or on or after Benefit Election Date, whichever comes first.

•
Excess Withdrawals may significantly reduce or eliminate value of benefit.

•
Available to Contract Owners age 60 to 85.

Other Optional Benefits
In addition to the death benefits and Protected Lifetime Income Benefit rider available under your Contract, the following optional benefits are available to you.

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Portfolio Rebalancing	Automatically rebalances the Sub-Accounts you select (either quarterly, semi-annually or annually) to maintain your chosen percentage allocation of Variable Account value among the Sub-Accounts.	None	• If you select the SecurePay 5 rider, your allocations must comply with our Allocation Guidelines and Restrictions.
Dollar Cost Averaging	Automatically transfers a specific amount of money from the DCA Account or the Fixed Account to the Sub-Accounts you select, on a monthly basis over a specific period of time.	None	• If you select the SecurePay 5 rider, your allocations must comply with our Allocation Guidelines and Restrictions.
Automatic Withdrawal Plan (“AWP”)	Automatically withdraws a level dollar amount from the Contract on a monthly or quarterly basis before the Annuity Date.	None
•
If, during a Contract Year, the amount of withdrawals exceed the annual free withdrawal amount, we will deduct a surrender charge. Income taxes, including a tax penalty if you are younger than age 59 ½, may apply.

•
If you select the SecurePay 5 rider, AWP will reduce Benefit Base and available SecurePay withdrawals.

BUYING THE CONTRACT
Q: How do I purchase the Protective Variable Annuity II B Series Contract?
A: You must complete and submit an application, along with your initial Purchase Payment, to Protective Life through a licensed representative of Protective Life. Once we have received and approved your application, we will send you your Contract and a statement confirming your investments.
Q: How much can I contribute and how are my contributions invested?
A: Your Purchase Payment will be invested in the Investment Options that you choose.
	With the SecurePay 5 rider (1)	Without the SecurePay 5 rider
Minimum Initial Purchase Payment	$25,000	$5,000
Minimum Subsequent Purchase Payment	$100 ($50 if made by electronic funds transfer)	$100 ($50 if made by electronic funds transfer)
Maximum Aggregate Purchase Payment (2)	$1,000,000	$1,000,000

(1)
There are limitations on subsequent Purchase Payments if you select the SecurePay 5 rider.

(2)
We can reject any Purchase Payments for any reason. We may also permit you to invest more than the maximum amounts listed above if you obtain our prior approval.

After your initial Purchase Payment, you are not required to make any additional Purchase Payments under your Contract.

Q: When will any Purchase Payments that I make be credited to my Contract?
A: Initial Purchase Payment: Your financial professional must determine that the Contract is suitable for you and transmit your application to us. If your application is complete when received by us and we also received your initial Purchase Payment, we will issue your Contract and allocate your initial Purchase Payment to the Investment Options you direct within 2 business days. If some information is missing from your application, we may delay issuing your Contract and crediting your Contract while we obtain the missing information. However, we will not hold your initial Purchase Payment for more than 5 business days without your permission. Once the information is complete, we will allocate your initial Purchase Payment to the Investment Options you direct within 2 business days.
Subsequent Purchase Payment: if we receive a subsequent Purchase Payment before the close of the NYSE (typically 3:00 p.m. Central Time), we will apply your Purchase Payment as of the end of that Valuation Date. If we receive your subsequent Purchase Payment at or after the close of the NYSE, your payment will be applied on the next Valuation Date.
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT
Q: Can I access the money in my Contract during the asset accumulation (savings) phase?
A: You can access the money in your Contract by making a withdrawal, which will reduce the value of your Contract (including the amount of the death benefit). You may withdraw all or a portion of your Contract Value (minus applicable charges and other adjustments, discussed below). However, withdrawing the entire Contract Value will terminate your Contract.
Certain withdrawals may reduce the value of the SecurePay rider you elected. This optional living benefit rider provides withdrawal options.
Q: Are there any limitations associated with taking money out of my Contract during the asset accumulation (savings) phase?
A: Yes. These limitations are as follows:
Limitations on withdrawal amounts
•
At any time before the Annuity Date, you may withdraw the Contract Value provided the Contract Value remaining after the withdrawal is at least $5,000.If you request a withdrawal that would reduce your Contract Value below $5,000, we will (1) confirm the request for partial withdrawal with the Contract Owner, and, (2) if the request is confirmed, will treat the request for partial withdrawal as a request to fully surrender the Contract.

•
If you select SecurePay 5 rider, special withdrawal rules apply.

Surrender charges and taxes	• Surrender charges and federal and state income taxes may apply, as well as a 10% federal additional tax if the withdrawal occurs before the Owner reaches age 59½.
Negative impact of withdrawal on other benefits and guarantees of your Contract	• Withdrawals reduce your Contract Value and death benefit, and may reduce the value of the SecurePay 5 rider.
Q: What is the process to request a withdrawal of money from my Contract?
A: You can request to withdraw all or a portion of your Contract Value (that is your Contract Value less any surrender charges and any prorated Contract fees) on any business day through your financial intermediary, by calling us, facsimile or mailing a request to: (1) Protective Life Insurance Company, P.O. Box 10648, Birmingham, Alabama 35202-0648 (if sent by the U.S. postal service); or (2) to Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (if sent by a nationally recognized overnight delivery service). Generally, for withdrawal or surrender requests received in good order before the close of the New York Stock Exchange (typically 3:00 p.m. Central Time), we will process your request that Valuation Date. If we receive your request in good order at or after the close of the New York Stock Exchange, your request will be processed the next Valuation Date. We will generally pay the amount withdrawn or surrendered within seven days.
Q: Can I access the money in my account during the annuity (income) phase?
A: You will receive payments under the annuity payment option you select. However, unless you select an annuity payment option for a certain period that provides variable income payments, you may not take any other withdrawals.

ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and charges that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

TRANSACTION EXPENSES
Maximum Surrender Charge (as % of amount surrendered) (1)	7%
Transfer Fee (2)	$25
SecurePay Medical Evaluation Fee (3)	$300

(1)
The surrender charge is based upon cumulative Purchase Payments as of the date each Purchase Payment is applied to the Contract, and decreases over time. The total of surrender charges assessed will not exceed 9% of aggregate Purchase Payments. (See “Surrender Charge, Determining the Surrender Charge” in the Prospectus.)

(2)
Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future for each transfer after the first 12 transfers in any Contract Year. We will give written notice thirty (30) days before we impose a Transfer Fee. (See “CHARGES AND DEDUCTIONS, Transfer Fee” in the Prospectus.)

(3)
Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased the SecurePay 5 rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount (“AWA”) as a result of its underwriting review. State variations may apply. See “SecurePay ME: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA” in the Prospectus for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including Fund fees and expenses. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES
Administrative Expenses(1)	$35
Base Contract Expenses (as a percentage of average Variable Account value)(2)	1.30%
Optional Benefit Expenses
Maximum Anniversary Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(3)	0.20%
Maximum Quarterly Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date) (available on Contracts issued on or after May 1, 2016)(4)	0.25%
Protected Lifetime Income Benefits
SecurePay 5 Rider Fee(5) (as an annualized percentage of the Benefit Base(6) on each Monthly Anniversary Date, beginning with the 1st Monthly Anniversary Date following election of the rider)
	Maximum	Current
Purchase of SecurePay 5 rider at Contract Purchase	2.00%	See Rate Sheet Prospectus Supplement
Purchase of SecurePay 5 rider under RightTime	2.20%	See Rate Sheet Prospectus Supplement

(1)
Includes the annual contract maintenance fee. We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more. (See “CHARGES AND DEDUCTIONS, Contract Maintenance Fee” in the Prospectus.)

(2)
Base Contract Expenses include a mortality and expense risk charge equal on an annual basis to 1.20% of the average daily net assets of the Variable Account attributable to your Contract and an administration charge equal on an annual basis to 0.10% of average daily net assets of the Variable Account attributable to your Contract.

(3)
The Maximum Anniversary Value Death Benefit is equal to the greatest of  (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest anniversary value of the Contract before the Owner’s 80th birthday. For more information on these death benefit values and fees, and how they are calculated, please see the “DEATH BENEFIT” and “CHARGES AND DEDUCTIONS, Death Benefit Fee” sections in the Prospectus.

(4)
The Maximum Quarterly Value Death Benefit is equal to the greatest of  (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest quarterly value of the Contract before the Owner’s 80th birthday. For more information on these death benefit values and fees, and how they are calculated, please see the “DEATH BENEFIT” and “CHARGES AND DEDUCTIONS, Death Benefit Fee” sections in the Prospectus.

(5)
We will give you at least 30 days’ written notice before any increase in the SecurePay Fee. You may elect not to pay the increase in your SecurePay Fee. If you do, your SecurePay rider will not terminate, but your current Benefit Base will be capped at its then current value. You will continue to be assessed your current SecurePay Fee, however, even though you will have given up the opportunity for any future increases in your SecurePay Benefit Base. See “THE SECUREPAY RIDER” and “CHARGES AND DEDUCTIONS, SecurePay Fee” in the Prospectus.

(6)
The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay rider. If the rider is purchased at issue, your initial Benefit Base is equal to your initial purchase payments. If the rider is added through RightTime, your initial Benefit Base is equal to your Contract Value on the Rider Issue Date. For more information on the SecurePay rider, the Benefit Base and how it is calculated, please see “THE SECUREPAY RIDER” in the Prospectus.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, can be found in an Appendix to this Summary Prospectus. (See “APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.”)

ANNUAL FUND EXPENSES
	Minimum	Maximum
Annual Fund Expenses before any waivers or expense reimbursements (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.34%	2.675%
Annual Fund Expenses after any waivers or expense reimbursements (1)	0.34%	2.675%

(1)
The “Annual Fund Expenses after any waivers or expense reimbursements” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Funds after taking into account contractual fee waiver or expense reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.

Example
The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, mortality and expense risk charge, administration charge, and any optional rider charges, and Annual Fund Expenses.
The examples assume that you invest $100,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year and assumes the most expensive and least expensive combination of Annual Fund Expenses and optional benefits available for an additional charge.
•
The first example assumes that you purchased the SecurePay 5 rider with RightTime at the maximum and current rider fees.

•
The second example assumes that you have not purchased the SecurePay 5 rider.

•
The examples also assume that the Maximum Quarterly Value Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees.

•
The examples do not reflect premium taxes, which may range up to 3.5% depending on the jurisdiction.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1.
If you purchased the SecurePay 5 rider under RightTime:

a.
If you surrender the Contract at the end of the applicable time period:

i.
reflecting the maximum charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$12,584	$24,420	$35,676	$66,083
Minimum Fund Expense	$10,501	$18,345	$25,752	$47,622

ii.
reflecting the current charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$11,743	$21,857	$31,281	$56,687
Minimum Fund Expense	$9,653	$15,704	$21,130	$37,207

b.
If you annuitize(1) or remain invested in the Contract at the end of the applicable time period:

i.
reflecting the maximum charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$6,380	$19,288	$32,398	$66,083
Minimum Fund Expense	$4,153	$12,838	$22,052	$47,622

ii.
reflecting the current charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$5,482	$16,567	$27,817	$56,687
Minimum Fund Expense	$3,247	$10,034	$17,234	$37,207

2.
If you have not purchased the SecurePay 5 rider:

a.
If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$10,543	$18,199	$25,017	$43,334
Minimum Fund Expense	$8,440	$11,928	$14,521	$22,317

b.
If you annuitize(1) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$4,198	$12,683	$21,288	$43,334
Minimum Fund Expense	$1,950	$6,026	$10,346	$22,317
Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

(1)
You may not choose an Annuity Date that is less than 1 year after the Issue Date. For more information, see “ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date” section in the Prospectus. Neither the death benefit fee nor the SecurePay Fee apply after the Annuity Date.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 855-920-9713 or by sending an email request to prospectus@protective.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)			SecurePay 5 Rider and Protective Income Manager Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
U.S. Equity	AB Variable Products Series Fund, Inc. - Discovery Value Portfolio - Class B	1.06%	9.72%	8.57%	7.36%	4
U.S. Equity	AB Variable Products Series Fund, Inc. - Large Cap Growth Portfolio - Class B	0.90%	24.95%	15.87%	15.67%	3
U.S. Equity	AB Variable Products Series Fund, Inc. - Relative Value Portfolio - Class B	0.86%	12.76%	9.54%	9.39%	3
U.S. Equity	AB Variable Products Series Fund, Inc. - Small Cap Growth Portfolio - Class B(1)	1.15%	18.44%	7.28%	10.34%	4
Allocation	American Funds Insurance Series® Asset Allocation Fund - Class 4	0.79%	16.11%	8.04%	8.05%	2
Allocation	American Funds Insurance Series® Capital Income Builder® - Class 4(1)	0.78%	9.93%	5.75%	5.17%	2
International Equity	American Funds Insurance Series® Capital World Growth and Income Fund® - Class 4(1)	0.92%	13.70%	7.04%	8.17%	3
International Equity	American Funds Insurance Series® Global Growth Fund - Class 4(1)	0.91%	13.39%	9.49%	10.46%	3
International Equity	American Funds Insurance Series® Global Small Capitalization Fund - Class 4(1)	1.15%	2.12%	2.74%	5.54%	4
U.S. Equity	American Funds Insurance Series® Growth Fund - Class 4	0.84%	31.29%	18.53%	16.29%	3
U.S. Equity	American Funds Insurance Series® Growth-Income Fund - Class 4	0.78%	23.93%	12.73%	11.93%	3
International Equity	American Funds Insurance Series® International Fund - Class 4	1.03%	2.93%	0.97%	3.75%	4
International Equity	American Funds Insurance Series® New World Fund® - Class 4(1)	1.07%	6.33%	4.29%	5.96%	4
Taxable Bond	American Funds Insurance Series® The Bond Fund of America® - Class 4(1)	0.73%	0.98%	0.07%	1.42%	1
Taxable Bond	American Funds Insurance Series® U.S. Government Securities Fund® - Class 4(1)	0.75%	0.44%	-0.13%	0.84%	1
U.S. Equity	American Funds Insurance Series® Washington Mutual Investors Fund℠ - Class 4(1)	0.75%	18.85%	11.92%	9.99%	3
Allocation	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III(1)	0.57%	11.36%	6.86%	6.48%	2
Allocation	BlackRock Global Allocation V.I. Fund - Class III - BlackRock (Singapore) Limited; BlackRock International Limited(1)	1.02%	8.93%	5.72%	5.32%	2
U.S. Equity	ClearBridge Variable Dividend Strategy Portfolio - Class II - ClearBridge Investments, LLC	1.00%	16.69%	10.69%	10.47%	3
U.S. Equity	ClearBridge Variable Large Cap Growth Portfolio - Class II - ClearBridge Investments, LLC	0.99%	27.56%	14.46%	—	3
U.S. Equity	ClearBridge Variable Mid Cap Portfolio - Class II - ClearBridge Investments, LLC	1.06%	9.73%	6.35%	7.02%	4

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)			SecurePay 5 Rider and Protective Income Manager Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
U.S. Equity	ClearBridge Variable Small Cap Growth Portfolio - Class II - ClearBridge Investments, LLC	1.05%	4.23%	5.13%	7.66%	4
Allocation	Columbia Variable Portfolio - Balanced Fund - Class 2	1.00%	14.30%	9.15%	8.25%	2
Taxable Bond	Columbia Variable Portfolio - Intermediate Bond Fund - Class 2	0.77%	1.73%	-0.06%	1.65%	1
Taxable Bond	Columbia Variable Portfolio - Limited Duration Credit Fund - Class 2(1)	0.66%	4.64%	1.81%	2.08%	1
U.S. Equity	Columbia Variable Portfolio - Select Mid Cap Value Fund - Class 2(1)	1.07%	12.27%	9.58%	8.18%	4
Taxable Bond	Columbia Variable Portfolio - Strategic Income Fund - Class 2(1)	0.94%	4.51%	1.82%	3.10%	2
Allocation	Fidelity® VIP Asset Manager 50% Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd(formerly, Fidelity® VIP Asset Manager Portfolio)	0.77%	8.23%	5.38%	5.40%	2
Allocation	Fidelity® VIP Balanced Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.67%	15.58%	10.57%	9.35%	2
U.S. Equity	Fidelity® VIP Contrafund® Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.81%	33.45%	16.74%	13.33%	3
Sector Equity	Fidelity® VIP Energy Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.85%	4.02%	12.13%	4.19%	4
Allocation	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2(1)	0.66%	5.39%	2.80%	3.16%	1
Allocation	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2(1)	0.86%	12.38%	8.57%	8.45%	3
Sector Equity	Fidelity® VIP Health Care Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.84%	4.86%	5.19%	7.81%	3
U.S. Equity	Fidelity® VIP Index 500 Portfolio - Service Class 2 - Geode Capital Management, LLC	0.34%	24.59%	14.12%	12.71%	3
Taxable Bond	Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.63%	1.50%	0.20%	1.68%	1
U.S. Equity	Fidelity® VIP Mid Cap Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.82%	17.18%	11.06%	8.94%	3
Allocation	Fidelity® VIP Target Volatility Portfolio - Service Class 2(1)	0.84%	9.80%	5.20%	5.65%	2
U.S. Equity	Franklin DynaTech VIP Fund - Class 2 - Franklin Advisers, Inc.	0.87%	30.44%	13.64%	12.67%	4
Allocation	Franklin Income VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	0.72%	7.20%	5.29%	5.27%	2
U.S. Equity	Franklin Rising Dividends VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	0.88%	10.79%	10.30%	10.44%	3

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)			SecurePay 5 Rider and Protective Income Manager Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
U.S. Equity	Franklin Small Cap Value VIP Fund - Class 2 - Franklin Mutual Advisers, LLC(1)	0.90%	11.71%	8.36%	8.17%	4
U.S. Equity	Franklin Small-Mid Cap Growth VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	1.08%	11.04%	9.75%	9.32%	4
Taxable Bond	Franklin Strategic Income VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	1.04%	4.02%	1.19%	1.98%	2
Taxable Bond	Franklin U.S. Government Securities VIP Fund - Class 2 - Franklin Advisers, Inc.	0.78%	1.37%	-0.52%	0.53%	1
Taxable Bond	Goldman Sachs VIT Core Fixed Income Fund - Service Class(1)	0.67%	0.89%	-0.42%	1.17%	1
International Equity	Goldman Sachs VIT International Equity Insights Fund - Service Class(1)	1.05%	5.80%	5.19%	4.61%	4
U.S. Equity	Goldman Sachs VIT Mid Cap Growth Fund - Service Class(1)	0.98%	20.23%	11.04%	10.20%	4
U.S. Equity	Goldman Sachs VIT Small Cap Equity Insights Fund - Service Class(1)	1.06%	18.76%	8.73%	8.69%	4
U.S. Equity	Goldman Sachs VIT Strategic Growth Fund - Service Class(1)	0.96%	31.99%	16.47%	14.61%	3
Allocation	Goldman Sachs VIT Trend Driven Allocation Fund - Service Class(1)	0.96%	11.73%	4.77%	4.16%	2
U.S. Equity	Invesco® V.I. American Value Fund - Series II	1.14%	30.09%	13.40%	8.85%	3
Allocation	Invesco® V.I. Balanced-Risk Allocation Fund - Series II(1)	1.06%	3.56%	2.51%	3.57%	2
U.S. Equity	Invesco® V.I. Comstock Fund - Series II	1.01%	14.87%	11.31%	9.21%	3
U.S. Equity	Invesco® V.I. Discovery Large Cap Fund- Series II(1)(formerly, Invesco® V.I. Capital Appreciation Fund)	1.05%	33.82%	15.76%	12.97%	3
U.S. Equity	Invesco® V.I. Discovery Mid Cap Growth Fund - Series II	1.10%	23.92%	9.92%	11.29%	4
Allocation	Invesco® V.I. Equity and Income Fund - Series II	0.82%	11.91%	8.12%	7.09%	2
International Equity	Invesco® V.I. EQV International Equity Fund - Series II	1.15%	0.34%	2.97%	4.10%	3
International Equity	Invesco® V.I. Global Fund - Series II	1.06%	15.78%	9.21%	9.58%	4
Sector Equity	Invesco® V.I. Global Real Estate Fund - Series II - Invesco Asset Management Limited	1.27%	-2.11%	-2.64%	1.26%	4
Taxable Bond	Invesco® V.I. Government Securities Fund - Series II	0.95%	1.48%	-0.40%	0.67%	1
U.S. Equity	Invesco® V.I. Growth and Income Fund - Series II	1.00%	15.72%	9.81%	8.53%	3
U.S. Equity	Invesco® V.I. Main Street Fund® - Series II(1)	1.05%	23.39%	11.81%	10.97%	3
U.S. Equity	Invesco® V.I. Main Street Small Cap Fund® - Series II	1.11%	12.41%	10.21%	8.73%	4
U.S. Equity	Invesco® V.I. Small Cap Equity Fund - Series II	1.20%	17.85%	10.60%	7.82%	4
Money Market	Invesco® V.I. U.S. Government Money Portfolio - Series I	0.66%	4.63%	2.11%	1.40%	1
Taxable Bond	Lord Abbett Series Fund - Bond Debenture Portfolio - Class VC	0.99%	6.72%	1.90%	3.73%	2
U.S. Equity	Lord Abbett Series Fund - Dividend Growth Portfolio - Class VC	0.99%	22.14%	12.23%	11.16%	3
U.S. Equity	Lord Abbett Series Fund - Fundamental Equity Portfolio - Class VC(1)	1.08%	16.65%	8.81%	7.91%	3
U.S. Equity	Lord Abbett Series Fund - Growth Opportunities Portfolio - Class VC	1.13%	30.61%	7.67%	9.37%	4
Taxable Bond	Lord Abbett Series Fund - Short Duration Income Portfolio - Class VC	0.84%	5.14%	1.70%	2.09%	1

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)			SecurePay 5 Rider and Protective Income Manager Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
Allocation	PIMCO VIT All Asset Portfolio - Advisor Class - Research Affiliates LLC(1)	2.365%	3.57%	4.31%	4.25%	2
Allocation	PIMCO VIT Global Diversified Allocation Portfolio - Advisor Class(1)	1.28%	9.02%	3.12%	4.36%	2
Taxable Bond	PIMCO VIT High Yield Portfolio - Advisor Class	0.90%	6.78%	3.25%	4.39%	2
Taxable Bond	PIMCO VIT Income Portfolio - Advisor Class	1.16%	5.30%	2.61%	—	2
Taxable Bond	PIMCO VIT Long-Term U.S. Government Portfolio - Advisor Class	2.675%	-6.10%	-5.02%	-0.82%	2
Taxable Bond	PIMCO VIT Low Duration Portfolio - Advisor Class	0.77%	4.39%	0.98%	1.18%	1
Taxable Bond	PIMCO VIT Real Return Portfolio - Advisor Class	1.17%	2.03%	1.83%	2.05%	2
Taxable Bond	PIMCO VIT Short-Term Portfolio - Advisor Class	0.72%	5.95%	2.66%	2.29%	1
Taxable Bond	PIMCO VIT Total Return Portfolio - Advisor Class	0.89%	2.43%	-0.13%	1.43%	1
Allocation	Protective Life Dynamic Allocation Series - Conservative Portfolio(1)	0.90%	7.20%	2.29%	—	1
Allocation	Protective Life Dynamic Allocation Series - Growth Portfolio(1)	0.90%	18.34%	4.73%	—	3
Allocation	Protective Life Dynamic Allocation Series - Moderate Portfolio(1)	0.90%	9.20%	3.20%	—	2
U.S. Equity	T. Rowe Price® Blue Chip Growth Portfolio-II Class	0.99%	35.17%	14.18%	14.48%	3
Sector Equity	T. Rowe Price® Health Sciences Portfolio-II Class	1.10%	1.42%	5.81%	8.20%	3
International Equity	Templeton Developing Markets VIP Fund - Class 2 - Franklin Templeton Investment Management, Ltd(1)	1.36%	7.67%	0.88%	3.98%	4
Taxable Bond	Templeton Global Bond VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	0.75%	-11.37%	-4.85%	-2.03%	2
Taxable Bond	Western Asset Core Plus VIT Portfolio - Class II - Western Asset Management Company Pte Ltd. – Singapore; Western Asset Management Company, LLC; Western Asset Management Company Ltd. – Japan; Western Asset Management Company Limited – UK	0.78%	-0.86%	-1.42%	—	1

(1)
These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.

(2)
If you have purchased the SecurePay 5 rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The following table specifies the minimum and maximum percentages of your Contract Value that must be allocated to each of the four Investment Categories during the accumulation phase in order for you to remain eligible for benefits under the SecurePay 5 rider (unless you are fully invested in a Benefit Allocation Model or a permissible single investment option). You can select the percentage of Contract Value to allocate to individual Funds within each group, but the total investment for all Funds in a group must comply with the specified minimum and maximum percentages for that group. See “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS” in the Prospectus.

Investment Category	Minimum Allocation	Maximum Allocation
1	40%	100%
2	0%	60%
3	0%	25%
4	Not Permitted	Not Permitted

This Summary Prospectus incorporates by reference the Protective Variable Annuity II B Series Contract’s Prospectus and Statement of Additional Information (SAI), dated May 1, 2025, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the Prospectus.
EDGAR Contract Identifier: C000154621